UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2022 (June 1, 2022)

Karbon-X Corp.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-56002	82-2882342
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1410 Columbia Ave., Castlegar, BC Canada	N1N3K3
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (778) 256-5730

312 Doherty Drive, Quesnel, British Columbia, Canada

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 6, 2022 the Company signed a lease agreement to rent office space for a one-year term beginning June 1, 2022 at a base rent of $1,627.50 per month. The new Company address is 1410 Columbia Ave., Castlegar, BC Canada N1N3K3. The Company is now operating from this location.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Karbon-X Corp. (Registrant)

Dated: August 4, 2022	By:	/s/ Chad Clovis
Chief Executive Officer

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